UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Stock Fund	October 31, 2020
PRGSX	Investor Class
PAGSX	Advisor Class
TRGLX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE GLOBAL STOCK FUND

HIGHLIGHTS

■	The Global Stock Fund returned 36.88% during our fiscal year, significantly outperforming both its benchmark, the MSCI All Country World Index Net, and the Lipper peer group average.

■	Relative performance was aided by stock selection and an overweight position in the information technology sector, as well as stock selection in health care. No sectors detracted on a relative basis. At the regional level, holdings in North America and developed Europe contributed the most to relative performance; no regions detracted on a relative basis.

■	In terms of positioning, our largest overweights were in information technology—though our allocation decreased over the period—and consumer discretionary, while our largest underweights were in consumer staples and energy, with no exposure to the latter. At the regional level, we were overweight in Japan and developed Europe while underweight Pacific ex-Japan and North America.

■	While there are good reasons that stock multiples have expanded since equity markets troughed in late March, we have been very conscious of the need to manage the valuation element of the risk equation and have reduced positions in many of the outright winners from the coronavirus pandemic. In many cases, we reinvested proceeds into high-quality, product- and innovation-driven cyclicals, where we identified stock-specific drivers of accelerating future economic returns.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global financial markets faced historic challenges during your fund’s fiscal year, the 12-month period ended October 31, 2020, as the spread of the coronavirus and lockdown measures decimated economic activity in the spring and led to sharp sell-offs. Markets were resilient, though, and many sectors finished in positive territory.

The year began on a positive note, with major stock benchmarks in the U.S., Europe, and Japan recording gains through the middle of February, but global markets became increasingly volatile as the pandemic spread outside China. As the extent of the crisis grew, investors rapidly moved their assets into U.S. Treasuries and cash. By March 23, the S&P 500 Index had fallen by about a third from the start of the year, and even traditionally safer areas of the market, such as high-quality bonds, sold off during the downturn.

In response to the rapid economic contraction, governments and central banks around the world took extraordinary actions to support the economy. In the U.S., the federal government approved relief packages totaling $2.4 trillion, or over 11% of gross domestic product, while the Federal Reserve cut interest rates close to zero and began massive purchases of government, mortgage-backed, and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. In just a few months, the Fed engaged in twice as much quantitative easing as it did during the entire global financial crisis from 2008 to 2010. The European Central Bank and the Bank of Japan also committed to significant asset purchase programs, and other central banks cut rates or bought bonds to support their economies.

Boosted by the stimulus and an easing of lockdowns during the summer, global economies began a rapid recovery, although most indicators remained below pre-pandemic levels at the end of the period. Financial markets also rebounded, but it was an uneven recovery.

Investors favored mega-cap information technology and internet-related firms, which benefited from the work-from-home environment and an acceleration in demand for online services, while other sectors have yet to bounce back. Energy companies were hit hard by a steep drop in oil prices due to declining demand, and airlines, hotels, and shopping centers struggled amid lockdown orders and consumer reluctance to resume activities where social distancing wasn’t possible.

Growth stocks significantly outperformed value shares during the period, and U.S. equities, led by the tech giants, generally outpaced international benchmarks. Asian shares performed well as China and other countries in the region have been successful in controlling the coronavirus, while European stocks produced negative returns as a resurgence of the virus led to a second round of lockdowns at the end of the period. Despite steep losses in Latin America, emerging markets stocks recorded generally solid gains.

The U.S. dollar weakened during the period, as negative real (inflation-adjusted) interest rates and slower growth relative to the rest of the world made the greenback less attractive. Currency results varied widely at the country level, but a stronger euro and yen aided returns for U.S. investors in Europe and Japan, respectively. In the fixed income universe, Treasuries recorded solid gains as yields dropped to record lows, and investment-grade corporate bonds rallied on strong investor demand.

As the period ended in late October, rising coronavirus caseloads in the U.S. and Europe made it clear that the pandemic is not over, although we are hopeful that a vaccine will bring about an eventual return to normalcy in the new year. Whatever challenges we face in 2021, I can assure you that our commitment to fundamental research remains steady.

Our investment teams continue to meet regularly with executives from the companies we are investing in, although video conferencing has largely replaced on-site visits. We remain focused on the long term and continue to ground our decision-making in rigorous analysis, an approach that we believe will benefit our shareholders in this dynamic market environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Global Stock Fund returned 36.88% in the 12-month period ended October 31, 2020. The fund outperformed both the MSCI All Country World Index Net benchmark, which returned 4.89%, and the Lipper Global Multi-Cap Growth Funds Average, which returned 21.32%. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

From a sector perspective, the fund’s relative performance was aided by stock selection and an overweight position in the information technology sector, holdings in the health care sector, and a combination of stock selection and an overweight position in the consumer discretionary sector. No sectors detracted on a relative basis. At the regional level, stock selection in North America and developed Europe was the most beneficial to relative performance; no regions detracted on a relative basis.

Within the information technology sector, Advanced Micro Devices was the largest relative contributor. Shares of the semiconductor manufacturer rose on a number of positive developments. Broadly, semiconductor stocks showed resilience and insulation from some of the negative effects of the coronavirus pandemic, and the company’s PC and server PCU processor businesses continued to show robust improvement. Advanced Micro Devices has emerged as a formidable competitor to Intel due to its more advanced fabless architecture. We think this fabless digital semiconductor designer, led by an impressive CEO, is well positioned to garner significant market share in the personal computing, server, high-end gaming, and deep-learning related markets. The coronavirus has accelerated these trends, increasing demand for a variety of cloud and PC segments. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Health care was another area of relative strength, led by our position in Sartorius, a leading provider of highly complex biological manufacturing equipment and laboratory/bioanalytical instruments used for research and development in the pharmaceutical and academic industries. Shares rose on news that the firm would be acquiring Danaher’s life sciences business; investors also were positive on the firm’s potential contributions to the testing and treatment of the coronavirus. We think Sartorius is a high-quality business with multiple secular tailwinds that can produce double-digit earnings growth over the next few years.

MercadoLibre, the largest online e-commerce platform in Latin America, was the largest contributor within the consumer discretionary sector. The ongoing coronavirus pandemic has helped fuel an explosion in e-commerce and digital payments, two areas in which MercadoLibre has leading positions in Latin America. The company maintains a solid balance sheet and is benefiting from strong business volume as the pandemic has changed behaviors and brought new consumers online. Given the company’s strong outperformance, we exited our position near the end of the reporting period.

How is the fund positioned?

Despite the extraordinary circumstances of the coronavirus pandemic and accompanying market volatility, we continued to focus on building the portfolio from the bottom up. The severe market dislocation in March gave us an opportunity to pick up high-quality names that had been indiscriminately punished in areas such as utilities and security exchanges; however, in April, equity markets snapped back, ushering forth a bull market that led to extreme valuations in some areas and a meaningful spread between growth and value. We have always believed that valuation matters and that it matters most at the extremes. Thus, we have been taking a careful and disciplined approach to valuation risk—trimming or eliminating outright winners with expensive valuations and reallocating to high-quality names at more attractive prices, especially in areas where we have identified product- or innovation-driven cyclical companies that should lead to accelerating economic returns. We want to ensure that the portfolio is balanced between stocks that have more room to run in the current environment and companies that are well positioned for a post-coronavirus future, and we are using our imagination to envision what that might entail.

At the end of October, the fund’s largest overweight, by far, was in information technology—though our allocation decreased over the period— followed by consumer discretionary. On the other hand, our most significant underweights were in consumer staples and energy, where we feel there are fewer opportunities for companies to produce accelerating return on capital. In fact, we no longer have any exposure to the energy sector given the persistent global oversupply of oil and subdued demand.

Information technology remains the fund’s largest sector allocation despite a decreasing allocation over the period as we sold strong performers amid a broad-based rally in the sector. Despite the near-term uncertainty and volatility created by the coronavirus pandemic, the powerful long-run trends that we believe will drive value creation in the technology sector should remain in play. We have sizable exposure to the semiconductor industry, in which we are focused on innovative companies that can enable enterprise systems to move to the cloud more quickly in a more scalable and cheaper fashion as the work-from-home paradigm moves beyond the temporary. Only a handful of critical companies can deliver the innovation necessary to enable this shift, which creates a powerful benefit for these select companies that are on the right side of change. During the period, we started new positions in semiconductor stocks such as Qualcomm and Taiwan Semiconductor Manufacturing, added to Maxim Integrated Products, and eliminated Applied Materials. We also eliminated our positions in software companies Salesforce.com and Workday on strength while adding exposure to digital payment companies with idiosyncratic features, like Square, Bill.Com Holdings, StoneCo, and MasterCard.

Our largest increase occurred in the industrials and business services sector, where we moved from a meaningful underweight to a modest overweight. Many traditional industrials and business services companies have limited potential for accelerating returns in a lower-growth world, and the pandemic has stalled economic growth even further in this area. However, broad pessimism for industrials and business services has created pockets of opportunity for us to add some more cyclical names that we feel are undervalued due to the pandemic but are well positioned for accelerating returns over the next year or two. One of our largest additions was in global parcel and freight delivery service FedEx. We think that FedEx offers a compelling cyclical opportunity amid a favorable industry backdrop and unique company-specific dynamics, including better cost synergies and pricing strength in air freight. We also started a position in U.S. construction equipment manufacturer Caterpillar, which we think is a high-quality cyclical with a good setup for accelerating returns as fundamentals are troughing.

Regionally, our positioning is the result of fundamental, bottom-up stock selection. We increased our weightings to Japan and the U.S. while reducing our exposure to Pacific ex-Japan and developed Europe. While we are underweight North America, it still makes up the majority of our geographic allocation at approximately 53% of assets. We are overweight emerging markets, where we have found compelling investment ideas in China, Brazil, Indonesia, and India.

What is portfolio management’s outlook?

Massive stimulus and the “stop getting worse” phase of the pandemic have encouraged flows into risk assets, especially certain growth stocks. The direction of the flows has been enhanced by the growth of passive investing and has dovetailed with the most extreme index concentration seen in U.S. equities since 1999, as well as factor-driven investing focused on momentum and growth characteristics. This is unhelpful in terms of market breadth and for fundamental investors in many senses, but it’s a backdrop we’ve seen and managed through before.

Importantly, the coronavirus has created a situation of extremes: extreme positive fundamentals and extreme negative fundamentals, with acute winners and losers. The pandemic won’t last forever, though, and we have been very conscious of the need to manage the risks inherent in such an extreme environment and have reduced positions in many of the outright winners from the coronavirus pandemic, specifically where we felt valuations had expanded to create risk. In many cases, we reinvested proceeds into high-quality, product- and innovation-driven cyclicals, where we identified stock-specific drivers of accelerating economic returns. This is not a call for value to “work,” given that the underlying economic cycle is still being defined by low growth, very low inflation, and low interest rates, but rather a set of stock-specific decisions to invest in names that help both our return potential and portfolio risk characteristics.

We think that emerging markets, where we are seeing pockets of good value for quality growth franchises, are extremely interesting. Markets and currencies in countries like India and Indonesia are priced for a fiscal crisis, but we think there are assets in those markets that will be very attractive on the other side of the pandemic. We have an overweight exposure to developed Europe, where our holdings are more idiosyncratic and largely not exposed to the European economy, and an overweight to Japan. Our underweight exposure to the U.S. is largely driven from the bottom up, but fears of possible corporate tax reform, which could be disruptive, and political uncertainty are real concerns that we continue to monitor.

We feel comfortable with our medium-term outlook for the global economy, corporate profits, and especially the path of improvement for our portfolio holdings, and we continue to believe in the power of change. We are using our imagination to think deeply and creatively about what the world will look like post-coronavirus and want to own a good balance of secular, cyclical, and defensive growth as well as idiosyncratic names that we think will position the portfolio to do well in 2021.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/20
Facebook, United States	4.0%
MasterCard, United States	3.4
London Stock Exchange, United Kingdom	3.1
Charles Schwab, United States	2.8
Amazon.com, United States	2.7
Qualcomm, United States	2.6
HDFC Bank, India	2.3
FedEx, United States	2.3
Apple, United States	2.0
Danaher, United States	2.0
Morgan Stanley, United States	2.0
Alibaba Group Holding, China	2.0
Maxim Integrated Products, United States	1.9
Infineon Technologies, Germany	1.8
Caterpillar, United States	1.8
Teleperformance, France	1.8
Sony, Japan	1.7
Recruit Holdings, Japan	1.7
UnitedHealth Group, United States	1.7
Gree Electric Appliances Inc. of Zhuhai, China	1.6
Exact Sciences, United States	1.6
Amadeus IT, Spain	1.5
Ferrari, Italy	1.5
Taiwan Semiconductor Manufacturing, Taiwan	1.5
JPMorgan Chase, United States	1.5
Total	**52.8%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

October 31, 2020

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
BRAZIL 2.5%		
Common Stocks 2.5%		
Magazine Luiza	17,411,301	74,434
StoneCo, Class A (USD) (1)	1,021,404	53,665
Total Brazil (Cost $95,133)		**128,099**
CANADA 1.1%		
Common Stocks 1.1%		
Shopify, Class A (USD) (1)	59,760	55,304
Total Canada (Cost $23,558)		**55,304**
CAYMAN ISLANDS 0.2%		
Common Stocks 0.1%		
ANT International, Class C, Acquisition Date: 6/7/18, Cost $2,295 (USD) (1)(2)	409,131	4,222
		4,222
Convertible Preferred Stocks 0.1%		
ByteDance, Series E, Acquisition Date: 7/8/19, Cost $2,858 (USD) (1)(2)(3)	57,979	4,787
		4,787
Total Cayman Islands (Cost $5,153)		**9,009**
CHINA 6.1%		
Common Stocks 4.5%		
Alibaba Group Holding (HKD) (1)	1,332,500	50,494
Alibaba Group Holding, ADR (USD) (1)	162,384	49,477
Huazhu Group, ADR (USD)	1,710,772	67,798
Trip.com Group, ADR (USD) (1)	2,128,458	61,214
		228,983
Common Stocks - China A Shares 1.6%		
Gree Electric Appliances of Zhuhai, A Shares (CNH)	9,329,027	81,785
		81,785

Convertible Preferred Stocks 0.0%		
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15, Cost $650 (USD) (1)(2)(3)	23,700	877
		877
Total China (Cost $256,742)		**311,645**
DENMARK 0.9%		
Common Stocks 0.9%		
Ascendis Pharma, ADR (USD) (1)	264,843	43,262
Total Denmark (Cost $23,798)		**43,262**
FRANCE 1.8%		
Common Stocks 1.8%		
Teleperformance	295,258	88,631
Total France (Cost $70,769)		**88,631**
GERMANY 4.0%		
Common Stocks 2.8%		
Delivery Hero (1)	457,431	52,510
Infineon Technologies	3,275,573	91,196
		143,706
Preferred Stocks 1.2%		
Sartorius (4)	141,836	60,036
		60,036
Total Germany (Cost $128,309)		**203,742**
INDIA 3.8%		
Common Stocks 3.8%		
Axis Bank (1)	11,414,204	75,430
HDFC Bank (1)	7,174,897	114,471
Total India (Cost $155,007)		**189,901**

INDONESIA 0.8%		
Common Stocks 0.8%		
Bank Central Asia	20,629,700	40,592
Total Indonesia (Cost $32,810)		**40,592**
ITALY 2.7%		
Common Stocks 2.7%		
DiaSorin	277,868	61,000
Ferrari (USD) (5)	435,549	77,710
Total Italy (Cost $102,343)		**138,710**
JAPAN 8.9%		
Common Stocks 8.9%		
Daiichi Sankyo	1,532,400	40,446
Fancl	1,539,800	48,520
Hamamatsu Photonics	1,187,600	59,760
Harmonic Drive Systems (5)	719,800	47,678
Keyence	53,900	24,461
Murata Manufacturing	783,500	54,946
Recruit Holdings	2,276,900	86,637
Sony	1,046,100	87,210
Total Japan (Cost $375,549)		**449,658**
NETHERLANDS 1.6%		
Common Stocks 1.6%		
Adyen (1)	14,373	24,157
ASML Holding	158,241	57,252
Total Netherlands (Cost $35,092)		**81,409**
SINGAPORE 0.9%		
Common Stocks 0.9%		
Sea, ADR (USD) (1)(5)	302,298	47,672
Total Singapore (Cost $24,502)		**47,672**

SOUTH KOREA 0.3%

Common Stocks 0.3%

Samsung Electronics	253,575	12,746
Total South Korea (Cost $8,813)		**12,746**

SPAIN 1.5%

Common Stocks 1.5%

Amadeus IT Group, A Shares	1,635,651	77,932
Total Spain (Cost $87,501)		**77,932**

SWEDEN 3.1%

Common Stocks 3.1%

Boliden	1,798,269	49,037
Spotify Technology (USD) (1)	181,700	43,588
Svenska Cellulosa, Class B (1)	4,779,741	64,654
Total Sweden (Cost $149,149)		**157,279**

TAIWAN 1.5%

Common Stocks 1.5%

Taiwan Semiconductor Manufacturing	5,098,000	77,131
Total Taiwan (Cost $54,109)		**77,131**

UNITED KINGDOM 6.0%

Common Stocks 6.0%

Ashtead Group	1,815,458	65,606
Derwent London	1,077,358	37,101
IQE (1)(5)	11,599,970	8,229
London Stock Exchange Group	1,439,848	155,213
Trainline (1)	10,184,865	36,311
Total United Kingdom (Cost $275,436)		**302,460**

UNITED STATES 52.3%

Common Stocks 51.8%

Advanced Micro Devices (1)	896,676	67,511
Alphabet, Class A (1)	31,900	51,554
Amazon.com (1)	45,590	138,418
Apple	951,554	103,586
Atlassian, Class A (1)	148,484	28,452
Bill.com Holdings (1)(5)	673,756	67,376
Bright Horizons Family Solutions (1)	84,356	13,332
Caterpillar	576,599	90,555
Charles Schwab	3,452,666	141,939
Cognex	532,434	35,087
Copart (1)	395,500	43,647
Coupa Software (1)	60,900	16,303
Danaher	446,331	102,451
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $4,929 (1)(2)(3)	102,638	4,927
Datadog, Class A (1)	263,627	23,924
DexCom (1)	46,554	14,878
DocuSign (1)(5)	84,400	17,070
Epic Games, Acquisition Date: 6/18/20, Cost $17,132 (1)(2)(3)	29,794	17,132
Estee Lauder, Class A	340,157	74,719
Exact Sciences (1)	657,465	81,414
Facebook, Class A (1)	775,003	203,911
FedEx	439,247	113,971
Intuitive Surgical (1)	102,717	68,520
JPMorgan Chase	777,551	76,231
Mastercard, Class A	589,321	170,102
Maxim Integrated Products	1,356,621	94,489
Morgan Stanley	2,114,199	101,799
Netflix (1)	47,626	22,658
NextEra Energy	459,046	33,607
Okta (1)	63,200	13,261
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $3,143 (1)(2)(3)	834,772	1,402
QUALCOMM	1,065,157	131,398

SHORT-TERM INVESTMENTS 0.0%

Money Market Funds 0.0%

T. Rowe Price Government Reserve Fund, 0.09% (6)(7)	1,994,003	1,994
Total Short-Term Investments (Cost $1,994)		**1,994**

SECURITIES LENDING COLLATERAL 0.8%

INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.8%

Short-Term Funds 0.8%

T. Rowe Price Short-Term Fund, 0.16% (6)(7)	4,221,694	42,217
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		42,217
Total Securities Lending Collateral (Cost $42,217)		**42,217**

Total Investments in Securities	
100.8% of Net Assets (Cost $3,970,806)	**$ 5,101,825**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $57,603 and represents 1.1% of net assets.
(3) See Note 2. Level 3 in fair value hierarchy.
(4) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.
(5) See Note 3. All or a portion of this security is on loan at October 31, 2020.
(6) Seven-day yield
(7) Affiliated Companies
ADR American Depositary Receipts
CNH Offshore China Renminbi
HKD Hong Kong Dollar
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

October 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has three classes of shares: the Global Stock Fund (Investor Class), the Global Stock Fund–Advisor Class (Advisor Class), and the Global Stock Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2020. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2020, totaled $2,063,000 for the year ended October 31, 2020. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2020, the value of loaned securities was $40,008,000; the value of cash collateral and related investments was $42,217,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,478,461,000 and $3,860,820,000, respectively, for the year ended October 31, 2020.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income. For the year ended October 31, 2020, the following reclassification was recorded:

Distributions during the years ended October 31, 2020 and October 31, 2019, were characterized for tax purposes as follows:

At October 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - ACQUISITION

On November 25, 2019, the fund acquired substantially all of the assets of the Institutional Global Focused Growth Equity Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated July 31, 2019. The acquired fund was available only to institutional investors and required an initial investment of $1,000,000; the same as the fund’s I Class investment minimum. The acquired fund shared a nearly identical investment program as the fund and had a lower net expense ratio. Accordingly, it no longer made sense to offer both funds. The Boards of the acquired fund and the fund approved the reorganization and, the Board of the acquired fund approved its liquidation and dissolution. The acquisition was accomplished by a tax-free exchange of 456,000 shares of the fund with a value of $20,082,000 for all 1,830,000 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, November 22, 2019. The net assets of the acquired fund at that date included $2,562,000 of unrealized appreciation. Assets of the acquired fund, including securities of $18,799,000, cash of $1,259,000, and receivables and other assets of $24,000, were combined with those of the fund, resulting in aggregate net assets of $2,430,362,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended October 31, 2020, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since November 25, 2019.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At October 31, 2020, the effective annual group fee rate was 0.29%. Effective November 1, 2019, Price Associates agreed to permanently waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. The fund has no obligation to repay fees waived under this arrangement. No management fees were waived under this arrangement for the year ended October 31, 2020.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Effective November 1, 2019, the I Class is also subject to a contractual expense limitation through February 28, 2021. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed 0.75%. The I Class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. No management fees were waived or any expenses paid under this particular arrangement during the year ended October 31, 2020.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended October 31, 2020, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $598,000 for T. Rowe Price Services, Inc.; and $119,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At October 31, 2020, approximately 1% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of October 31, 2020, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 943,590 shares of the I Class, representing 3% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2020, this reimbursement amounted to $198,000 which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global Stock Fund Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Stock Fund (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$7,897,000 from short-term capital gains,

■	$29,649,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $25,130,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $14,289,000 of the fund’s income qualifies for the dividends received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [191]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [191]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [191]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [191]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992
to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director,
Invitation Homes (2014 to 2017); Director, JMB Realty Corporation
(1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [191]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [191]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oliver D.M. Bell (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steve E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sheldon Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Japan, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ion Dent, CFA (1991) Vice President	Employee, T. Rowe Price; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel B. Hirsch, CFA (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Hiromasa Ikeda (1971) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacqueline L. Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Niedzielski (1979) Vice President	Vice President T. Rowe Price Group, Inc., and T. Rowe Price International

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul T. O’Sullivan (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Employee, T. Rowe Price; formerly, Investment Analyst, Trian Fund Management (to 2016)

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016)

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Clive M. Williams (1966) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Columbia Business School (to 2016)

Wenli Zheng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,627,000 and $2,330,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 17, 2020